UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  01/06/2009

SCIENTIFIC LEARNING CORP
(Exact name of registrant as specified in its charter)

Commission File Number:  000-24547

DE	94-3234458
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

300 Frank H. Ogawa Plaza , Suite 600, Oakland , CA 94612
(Address of principal executive offices, including zip code)

510-444-3500
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05.    Costs Associated with Exit or Disposal Activities

On January 7, 2009, Scientific Learning Corporation (the "Company") announced a series of changes intended to better align its costs and organization structure with the current economic environment and improve its profitability.   These changes include a reduction in the Company's work force of approximately 14% during the first quarter of 2009. The Company notified the employees affected by the workforce reduction on January 6, 2009. The Company estimates that the costs incurred in connection with the workforce reduction will be approximately $400,000, which consist of estimated severance costs and are expected to be incurred in the first quarter of 2009. Substantially all of that charge will result in cash expenditures.
A copy of the Company's press release announcing these reductions is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The information in Exhibit 99.1 that relates to future financial results is being "furnished" and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except as may be expressly incorporated into such filing by specific reference to this filing.
This press release contains forward-looking statements that are subject to the safe harbor created by the federal securities laws. Such statements include, among others, statements relating to the expected costs associated with the workforce reduction, and, in Exhibit 99.1, the Company's expected 2008 fourth quarter and other future financial results, future growth, planned product launches, and positioning for the future. Such statements are subject to substantial risks and uncertainties. Actual events or results may differ materially as a result of many factors, including but not limited to: employee response to the workforce reduction, general economic and financial conditions (including the recent adverse events in the general economy and in the financial and credit markets); seasonality and sales cycles in Scientific Learning's markets; competition; availability of funding to purchase the Company's products and generally available to schools; unexpected challenges in product development; the acceptance of new products and product changes; the extent to which the Company's marketing, sales and implementation strategies are successful; personnel changes; the Company's ability to continue to demonstrate the efficacy of its products, and other risks detailed in the Company's other SEC reports, including but not limited to the Report on Form 10Q for the third quarter of 2008 (Part II, Item 1A, Risk Factors), filed November 7, 2008. The Company disclaims any obligation to update information contained in these forward-looking statements, whether as a result of new information, future events, or otherwise.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIENTIFIC LEARNING CORP

Date: January 09, 2009	By:	/s/ Linda L. Carloni
Linda L. Carloni
Senior Vice President and General Counsel

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release: Scientific Learning Announces Additional Steps to Reduce Cost Structure